UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 25, 2006
HOLLYWOOD MEDIA CORP.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14332	65-0385686

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2255 Glades Road, Suite 221A, Boca Raton, Florida	33431

(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code	(561) 998-8000
Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Hollywood Media Corp. (“Hollywood Media” or the “Company”) amends its Form 8-K filed with the Securities and Exchange Commission on August 28, 2006 (the “August 8-K”), relating to the sale of all of the outstanding capital stock of its wholly-owned subsidiary, Baseline Acquisitions Corp. (“BAC”) to The New York Times Company. This amendment on Form 8-K/A amends and restates Item 9.01 of the August 8-K in its entirety solely for the purpose of including the pro forma financial information reflecting the impact of the BAC disposition on the Company. Financial statements reflecting the BAC disposition were included in the Company’s Form 10-Q filed on November 9, 2006 and its Form 10-K filed on March 16, 2007.
Item 9.01 Financial Statements and Exhibits
(b)	Pro forma financial information.
The unaudited pro forma financial statements attached hereto as Exhibit 99.2 and incorporated herein by reference give effect to the sale by Hollywood Media of all of the outstanding capital stock of its wholly-owned subsidiary, Baseline Acquisitions Corp. (“BAC”). The unaudited pro forma condensed consolidated balance sheet and statements of operations filed herewith are presented for illustrative purposes only. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2006, has been prepared to reflect the sale of BAC as if it had taken place on June 30, 2006, and is not necessarily indicative of the financial position of Hollywood Media had such sale occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2006 and 2005 and the fiscal years ended December 31, 2005, 2004 and 2003 have been prepared assuming that the sale of BAC occurred as of January 1, 2003 and are not necessarily indicative of the results of operations for future periods or the results that actually would have been realized if BAC had been sold as of that date. The unaudited pro forma financial statements are based on certain assumptions and adjustments described in the notes to the unaudited pro forma financial statements and should be read in conjunction with the financial statements and related notes filed in Hollywood Media’s Form 10-Q for the quarter ended June 30, 2006 and Form 10-K for the year ended December 31, 2005.
(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Stock Purchase Agreement dated as of August 25, 2006, by and between The New York Times Company and Hollywood Media Corp. *

99.1	Press Release dated August 28, 2006 (“The New York Times Company Acquires Baseline StudioSystems From Hollywood Media Corp.”). *

99.2
Unaudited Pro Forma Condensed Consolidated Balance Sheet of Hollywood Media Corp. as of June 30, 2006; Unaudited Pro Forma Condensed Consolidated Statements of Operations of Hollywood Media Corp. for the Six Months Ended June 30, 2006 and 2005 and the Fiscal Years Ended December 31, 2005, 2004 and 2003.

*	Previously filed as an exhibit to this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYWOOD MEDIA CORP.
By:	/s/ Mitchell Rubenstein
Mitchell Rubenstein
Chief Executive Officer

Date: April 30, 2007

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Stock Purchase Agreement dated as of August 25, 2006, by and between The New York Times Company and Hollywood Media Corp.*

99.1	Press Release dated August 28, 2006 (“The New York Times Company Acquires Baseline StudioSystems From Hollywood Media Corp.”).*

99.2
Unaudited Pro Forma Condensed Consolidated Balance Sheet of Hollywood Media Corp. as of June 30, 2006; Unaudited Pro Forma Condensed Consolidated Statements of Operations of Hollywood Media Corp. for the Six Months Ended June 30, 2006 and 2005 and the Fiscal Years Ended December 31, 2005, 2004 and 2003.

*	Previously filed as an exhibit to this Form 8-K.

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